SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2004

Domino’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-107774	38-3025165
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of principal executive offices)

(734) 930-3030

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Domino’s, Inc. 2003 annual sales press release, dated March 2, 2004.

Item 9. Regulation FD Disclosure

The information required by “Item 12. Results of Operations and Financial Condition” is being furnished under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-14. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

On March 2, 2004, the Company issued a press release announcing sales results for the fourth quarter and fiscal year ended December 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Domino’s, Inc.
(Registrant)

Date: March 2, 2004	/s/ Harry J. Silverman
Chief Financial Officer